MICRONETICS, INC.
                     (a Delaware corporation)

                 Notice of 2003 Annual Meeting
                   of Shareholders to be held
              at 11:00 A.M. on October 22, 2003

To the Shareholders of
MICRONETICS, INC.:

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Shareholders (the "Meeting") of MICRONETICS, INC. (the "Company") will be held on October 22, 2003 at 11:00 A.M. at the offices of Kalin & Associates, P.C., 494 Eighth Avenue, Suite 800, New York, NY 10001 to consider and vote on the following matters described under the corresponding numbers in the attached Proxy Statement:

1.   To elect three directors;

2.   To  approve  the  adoption of the 2003 Stock  Incentive
     Plan;

3. To ratify the appointment of Goldstein Golub Kessler LLP as the Company's independent auditors for its fiscal year ending March 31, 2004; and

4. To transact such other business as may properly come before the Meeting.

The Board of Directors has fixed September 3, 2003 at the close of business, as the record date for the determination of shareholders entitled to vote at the Meeting, and only holders of shares of Common Stock of record at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

A complete list of shareholders entitled to vote at the Meeting shall be available for examination by any shareholder, for any purpose germane to the Meeting, during ordinary business hours from October 1, 2003 until the Meeting at the offices of the Company. The list will also be available at the Meeting.

Whether or not you expect to be present at the Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Meeting.

                               By Order of the Board of Directors

                               /s/Donna Hillsgrove

Date: September 12, 2003       Donna Hillsgrove, Secretary

Request for additional copies of proxy material and the Company's Annual Report for its fiscal year ended March 31, 2003 should be addressed to Shareholder Relations, Micronetics, Inc., 26
Hampshire Drive, Hudson, NH 03051. This material will be furnished without charge to any shareholder requesting it.


                       MICRONETICS, INC.
                       26 Hampshire Drive
                       Hudson, NH  03051


                        Proxy Statement

      The enclosed proxy is solicited by the management of Micronetics, Inc. (the "Company") in connection with the 2003 Annual Meeting of Shareholders (the "Meeting") to be held on
October 22, 2003 at 11:00 A.M. at the offices of Kalin & Associates, P.C., 494 Eighth Avenue, Suite 800, New York, NY 10001 and any adjournment thereof. The Board of Directors has set September 3, 2003 as the record date for the determination of shareholders entitled to vote at the Meeting. A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

      The proxy will be voted in accordance with your directions as to:

          (1) The election of the three persons listed herein as directors of the Company;

          (2)   The  approval of the adoption of the  2003  Stock
          Incentive Plan;

          (3)   The  ratification of the appointment of Goldstein
          Golub Kessler LLP ("GGK") as the Company's independent auditors for its fiscal year ending March 31, 2004; and

          (4) The transaction of such other business as may properly come before the Meeting.

      In the absence of direction, the proxy will be voted in favor of management's proposals.

      The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation, which represent an amount believed to be normally expended for a solicitation relating to an uncontested election of directors, will include the costs of supplying necessary additional copies of the solicitation materials and the Company's Annual Report to Shareholders for its fiscal year ended March 31, 2003 (the "Annual Report") to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such recordholders for completing the mailing of such materials and Annual Reports to such beneficial owners.

      Only  shareholders  of  record of the  Company's  4,514,526 shares of Common Stock (the "Common Stock") outstanding at the close of business on September 3, 2003 will be entitled to vote.

      Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of our Common Stock represented in person or by proxy at the Meeting will constitute a quorum at the Meeting. All shares of our common stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the
Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will not be considered as present and entitled to vote with respect to such matter. Accordingly, a broker non-vote on a matter has no effect on the voting on such matter. The proxy statement, the attached Notice of Meeting, the enclosed form of proxy and the Annual Report are being mailed to shareholders on or about September 12, 2003. The Company's principal executive offices are located at 26 Hampshire Drive, Hudson, NH 03051 and its telephone number at that location is (603) 883-2900.


                           PROPOSAL 1

                     ELECTION OF DIRECTORS

      Three directors are to be elected by a plurality of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon, each to hold office until the next Annual Meeting of Shareholders and until his respective successor is elected and qualifies. The persons named in the accompanying proxy have advised management that it is their intention to vote for the election of the following nominees as directors unless authority is withheld:


                  -   David Siegel
                  -   Emanuel Kramer
               -   David Robbins



     Management has no reason to believe that any nominee will be unable to serve. In the event that any nominee becomes unavailable, the proxies may be voted for the election of such person or persons who may be designated by the Board of Directors.

     The following table sets forth certain information as to the persons nominated for election as directors of the Company at the
Meeting:


                         Position with              Director
Name                Age  the Company                Since
----                ---  -------------              --------


David Siegel        75   Director                   April 1987


Emanuel Kramer      56   Director                   November 2002


David Robbins       38   Chief Executive Officer,   August 2003
                         President and Director



      Mr. David Siegel has been a director of the Company since April 1987. Mr. Siegel is also Chairman of the Board of Directors of Surge Components, Inc., a distributor of passive electronic components, and a director of Nu Horizons, Inc., a distributor of electronic components.

      Mr. Emanuel Kramer has been a director of the Company since November 2002. Mr. Kramer, since August 2002, has been Director of Database Management at B&H Photo Video, located in New York, NY. Until August 2002, for the past 26 years, Mr. Kramer was a Project Manager for Management Information Systems for the City of New York Human Resources Administration.

      Mr. David Robbins was appointed President, Chief Executive Officer and a director of the Company in August 2003 upon the death of Richard S. Kalin, the Company's former Chief Executive Officer, President and Chairman of the Board. Mr. Robbins was appointed Senior Vice President of the Company's Defense Electronics Group in March 1999. He has been employed by the Company in various capacities since February 1992.

       Directors   serve  until  the  next  Annual   Meeting   of
shareholders and until their respective successors are elected and qualify.

     During the fiscal year ended March 31, 2003 ("Fiscal 2003"), the Board of Directors held two meetings and acted 14 times by unanimous consent. Messrs. Siegel and Kramer currently comprise the Audit and Compensation Committee which met in June 2003 to review the financial statements of the Company for Fiscal 2003.


OTHER EXECUTIVE OFFICERS


     Mr. Dennis Dow, 53, was appointed Vice President, Finance of the Company, in June 2002. He has been employed by the Company since February 2001. Prior to that time, he was Controller and Director of Financial Operations at Light Machines Corp. Prior to that time, he was a Finance Manager at Digital Equipment Corporation for 12 years.

      Ms.  Donna  Hillsgrove,  54, was  appointed  Secretary  and
Treasurer of the Company in January 1994. Prior to that time, she was Controller of the Company. She has been employed by the Company since April 1992.

   Mr. Stuart Bernstein, 45, was appointed Vice President of the Company's VCO Products Group in April 2000.From December 1998 until September 1999, he was Vice President of Delcom Inc. From 1990 until September 1998, he was employed by the Company in various capacities.

      Mr.  Floyd  Parin, 60, has been President of Microwave  and
Video Systems Inc. ("MVS"), a wholly-owned subsidiary of the Company, since January 1999. Mr. Parin has been President of MVS for more than the past five years.

      Mr. Donald Kilduff, 68, has been Vice President and General Manager of Enon Microwave, Inc. ("Enon"), a wholly-owned subsidiary of the Company, since the date of its acquisition by the Company in March 2002. He held a similar position prior to the Company's acquisition of Enon for more than five years.

      Mr. Anthony Pospishil, 44, has been Vice President and General Manager of Microwave Concepts, Inc. ("Micro-Con"), a wholly-owned subsidiary of the Company, since the date of its acquisition by the Company in January 2003. He WASs the President of the predecessor company prior to the Company's acquisition of Micro-Con since May 1997.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE  ACT  OF
1934

      Section 16(a) of Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Based solely on its review of the copies of such forms received by it, the Company believes that during Fiscal 2003 all executive officers, directors and owners of ten percent of the outstanding shares of Common Stock complied with all applicable filing requirements.


AUDIT AND COMPENSATION COMMITTEE

      During Fiscal 2003, the Audit and Compensation Committee (the "Audit Committee") consisting of Messrs. Siegel and Kramer met two times. Interested persons may directly contact Mr. Siegel at info@ga-elect.com and Mr. Kramer at mendelk@bhphotovideo.com.


AUDIT COMMITTEE REPORT

      The Audit Committee consists of independent directors, all of whom meet the independence and experience requirements of Nasdaq Marketplace Rule 4200(a)(14). The Audit Committee's responsibilities are as described in a written charter adopted by the Board, which is attached as Appendix B to this Proxy Statement.

     The Audit Committee has reviewed and discussed the Company's audited financial statements for Fiscal 2003 with management and with the Company's independent auditors, GGK. The Audit Committee has discussed with GGK the matters required to be discussed by the Statement on Auditing Standards No. 61 relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from GGK required by
Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with GGK its independence. Based on the Audit Committee's review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board that the audited financial statements for Fiscal 2003 be included in the Company's Annual Report on Form 10-KSB for Fiscal 2003 for filing with the Commission.

     Submitted by the members of the Audit Committee:

                                             David Siegel
                                             Emanuel Kramer
CHANGE OF CERTIFYING ACCOUNTANTS

      On February 20, 2003, the Company dismissed Trochiano & Daszkowski LLP (?T&D") as its independent accountants. The reports of T&D on the Company's financial statements for the two fiscal years prior to their dismissal did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Board of
Directors  and  Audit  Committee.   During the Company's
two most recent fiscal years and the subsequent interim period, there were no disagreements with T&D on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of T&D, would have caused T&D to make reference to the matter in its report.

      On February 21, 2003, the Company engaged GGK as its independent auditors for its fiscal year ended March 31, 2003. During the Company's two most recent fiscal years, and any subsequent interim period prior to engaging GGK, the Company (or someone on its behalf) did not consult GGK regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event.

      The Company requested T&D to furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the above statements. A copy of that letter, dated February 24, 2003, is filed as Exhibit 16 to the Company's Current Report on Form 8-K filed with the SEC on February 24, 2003.


AUDIT   FEES;   FINANCIAL   INFORMATION   SYSTEMS   DESIGN    AND
IMPLEMENTATION FEES; ALL OTHER FEES

     Audit fees billed to the Company during Fiscal 2003 to audit the Company's annual financial statements and to review those financial statements included in the Company's quarterly reports on Form 10-QSB totaled $51,000. The Company paid its tax accountants $7,000 for preparation of its tax returns. The Company did not seek advice from its auditors regarding financial information systems design and implementation during Fiscal 2003. The Company did not engage its auditors during Fiscal 2003 for any other non-audit services.


EXECUTIVE COMPENSATION

      The following table sets forth information relating to the cash compensation received by the Company's officers for the past three fiscal years of more than $100,000 per year. No executive officer received benefits in excess of ten percent of their cash compensation.


                    SUMMARY COMPENSATION TABLE

                    --------------------------
                                                  Long
                                        Other     Term
                         Annual         Annual    Compen-
Name and                 Com-           Compen-   sation/   Other
Principal      Fiscal    pensation      sation    Option    Compen-
Position       Year      Salary ($)     Bonus ($) Grants    sation ($)(2)
---------      ------    ----------     --------- -------   -------------

Richard        2003      100,000(1)     50,756    50,000     6,000
 S. Kalin,     2002      118,756(1)      6,636    25,000     6,000
  Chairman     2001       56,612(1)     42,635    50,000     5,895
  and President

David          2003      114,712        18,000    60,000     6,000
 Robbins,      2002      100,000        20,000    10,000     6,000
  Senior Vice
  President

Floyd S.       2003       58,500        50,000        -     26,500(3)
 Parin,
  President
  of MVS

Donald         2003      110,000         5,184        -      6,000
 Kilduff,
  VP and General
  Manager of Enon
__________________

<F1>
(1)  Does  not  include $172,067 in legal fees paid  to  Kalin  &
     Associates, P.C., of which Mr. Kalin was a principal in Fiscal 2003, $105,800 of such fees in Fiscal 2002 and $42,000 of such fees in Fiscal 2001.

<F2>
(2)  Expenses relating to furnishing an automobile.

<F3>
(3) Includes a $9,000 automobile allowance and a $17,500 expense allowance.


EMPLOYMENT AGREEMENTS

      In April 2001, Richard Kalin entered into an employment agreement (the "Agreement") with the Company which contains a termination date of March 31, 2006 (the "Termination Date"). The Agreement provides that in the event of Mr. Kalin's death during the term of the Agreement, Mr. Kalin's compensation shall continue to be paid to his estate until the Termination Date. On August 7, 2003, Mr. Kalin was killed in an automobile accident. The Agreement provides for (i) base salary of $150,000 per annum with a five percent annual increase, (ii) a bonus of three percent of the Company's pre-tax profits up to the levels reported in the prior fiscal year and five percent of any such profits in excess of such amount and (iii) an automobile allowance. As the foregoing table indicates, Mr. Kalin waived a portion of his compensation. It has not been determined whether the estate will continue to waive a portion of Mr. Kalin's compensation.

      In March 2002, Mr. Kilduff entered into a two year employment agreement with Enon providing for annual compensation at the rate of $110,000 per year plus a bonus compensation in the discretion of the Company. Mr. Kilduff also receives an automobile allowance.


STOCK OPTION PLANS

     On April 14, 1994, the Company adopted the 1994 Stock Option Plan (the "1994 Plan") and readopted it on July 18, 1995 pursuant to which options to purchase up to 300,000 shares of Common Stock may be granted to employees, consultants, advisors and/or directors. On January 18, 1996, the Company adopted the 1996 Stock Option Plan (the "1996 Plan") pursuant to which options to purchase up to 300,000 shares of Common Stock may be granted to employees, consultants, advisors and/or directors. In December 1999 and June 2000, the Board of Directors authorized amendments to the 1996 Plan which were subsequently approved by the Company's Shareholders, to increase the number of shares of Common Stock that may be granted under the 1996 Plan to 900,000 shares. Options granted pursuant to the 1994 Plan and 1996 Plan may be incentive options or non-qualified options as such terms are defined in the Internal Revenue Code of 1986, as amended (the 1994 Plan and the 1996 Plan are referred to collectively as the "Prior Plans").

      The Prior Plans are administered by the Board of Directors or a Committee of the Board of Directors (the "Compensation Committee") which has the authority to determine the persons to whom the options may be granted, the number of shares of Common Stock to be covered by each option, the time or times at which the options may be granted or exercised and for the most part, the terms and provisions of the options. The exercise price of options granted under the Prior Plans may not be less than the fair market value of the shares of Common Stock on the date of grant (110% of such price if granted to a person owning in excess of ten percent of the Company's securities). Options granted under the Prior Plans may not be granted more than ten years from the date of adoption of each respective Prior Plan, nor may options be exercised more than ten years from the date of grant.

      The  following  table sets forth certain  information  with respect  to the named executive officers of the Company who  have
been  granted  options  to  purchase  Common  Stock  (except   as
otherwise set forth) during Fiscal 2003:


                    OPTION GRANTS IN FISCAL 2003


                            % of Total
                            Options
                    Options Granted in   Exercise         Expiration
Name                Granted Fiscal Year  Price ($/Sh)(2)  Date
----                ------- -----------  ---------------  ----------

Richard S. Kalin    25,000      7.0          3.11           8/7/04
                    25,000      7.0          2.20           8/7/04
                 25,000      7.0          3.85           8/7/04

Stuart Bernstein    6,000(1)    1.7          3.11           5/7/07
                    3,500(1)    1.0          2.20          7/22/05
                    3,000(1)     .8          3.85          4/20/07

Donna Hillsgrove    2,500(1)     .7          3.85          4/20/07

David Robbins       20,000(1)   5.6          3.11           5/7/07
                    20,000(1)   5.6          2.20          7/22/05
                    20,000(1)   5.6          3.85          4/20/07


  Dennis Dow        5,000(1)    1.4          3.11           5/7/07
                    3,000(1)     .8          3.85          4/20/07

___________________

<F1>
(1)  Pursuant to First Amended and Restated 1996 Stock Option Plan.

<F2>
(2) Options were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant.


              AGGREGATED OPTION EXERCISES IN LAST FISCAL
             YEAR AND FISCAL YEAR-END (FYE) OPTION VALUES


                                     Number of
                                     Securities     Value of
                                     Underlying     Unexercised
                                     Unexercised    In-the-Money
             Shares                  Options        Options
             Acquired                At FYE (#)     At FYE ($)
             On       Value          Exercisable/   Exercisable/
Name         Exercise Realized($)(1) Unexercisable  Unexercisable(2)
----         -------- -------------- -------------  -----------------

Richard       15,500     25,188      175,000/25,000    163,625/57,500
 S. Kalin      7,500     12,188
               2,000      3,250
               4,000      9,252


Floyd S.        -          -            7,500/2,500        21,563/719
 Parin


David           -          -          42,500/72,500    104,025/87,775
 Robbins


Donald          -          -            2,500/2,500       1,250/1,250
 Kilduff
___________________

<F1>
(1) Represents fair market value of the Common Stock at the exercise date minus the exercise price.

<F2>
(2)  Represents fair market value of the Common Stock at  March
     31, 2003 of $4.50 as reported by Nasdaq, less the exercise price.


COMPENSATION OF DIRECTORS

     Directors not employed by the Company receive $500 per month for their services as a director. During Fiscal 2003, Messrs.
Siegel and Kramer received $3,000 and $2,500 in director fee, respectively.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


      The following table sets forth as of September 8, 2003, the number of shares of Common Stock held of record or beneficially
(i) by each person who held of record, or was known by the Company to own beneficially, more than five percent of the outstanding shares of the Common Stock, (ii) by each director and
(iii) by all officers and directors as a group:



                           Number of          Percent of
Name                       Shares Owned       Outstanding Shares
----                       ------------       ------------------

Estate of
Richard S. Kalin            1,233,235(1)            26.53%


David Siegel                  138,270(2)             2.89%


Emanuel Kramer             78,470(3)              1.73%


David Robbins                  91,599(4)             2.01%


Bjurman, Barry &              267,900(5)             5.94%
 Associates


All Officers and           592,910               12.67%
 Directors as a group         (2)(3)(4)(6)
 (eight persons)
____________________

<F1>
(1) Includes options to purchase an aggregate of 137,500 shares of Common Stock at exercise prices ranging from $2.20 to
     $8.625  per share.   Also includes 417,850 shares
     of Common Stock and options to purchase an aggregate of 3,750 shares of Common Stock owned by Noelle Kalin at exercise prices ranging from $1.625 to $1.78 per share issuable upon exercise within sixty days and 10,000 shares of Common Stock owned by Mr. Kalin's minor son.

<F2>
(2) Includes 33,050 shares of Common Stock owned of record by RJW Trading Corp., a personal holding company 100% owned by Mr. Siegel and members of his family, 14,970 shares of Common Stock held in his retirement account and options to purchase an aggregate of 17,500 shares of Common Stock at exercise prices ranging from $2.20 to $4.37 per share issuable upon exercise within sixty days.

<F3>
(3) Includes options to purchase an aggregate of 15,000 shares of Common Stock at exercise prices ranging from $2.96 to $4.37 per share issuable upon exercise within sixty days.

<F4>
(4) Includes options to purchase an aggregate of 35,000 shares of Common Stock at exercise prices ranging from $1.50 to $4.625 per share issuable upon exercise within sixty days.

<F5>
(5)  Based  on  information furnished to the Company on  Schedule
     13G dated June 10, 2003.

<F6>
(6) Includes options to purchase an aggregate of 164,125 shares of Common Stock that are issuable upon exercise within sixty days at an average exercise price of approximately $4.30 per share.

                           PROPOSAL 2

              ADOPTION OF 2003 STOCK INCENTIVE PLAN


BACKGROUND

In light of the recent adoption of new rules for companies registered for trading on the Nasdaq Stock Market for the granting of options to purchase shares of Common Stock or the issuance of shares of Common Stock as incentives or compensation for performance, our Board of Directors approved the adoption of the 2003 Stock Incentive Plan (the "Plan") effective July 22, 2003, in substantially the form attached hereto as Appendix A subject to the approval of the Plan by the shareholders at the 2003 Annual Meeting of Shareholders. Awards may be granted under the Plan on and after its effective date (July 22, 2003), provided the shareholders approve the Plan by no later than July 21, 2013. The discussion that follows is qualified in its entirety by reference to the Plan.

The maximum number of shares that may be issued pursuant to awards granted under the Plan may not exceed the sum of (a) 900,000 shares, plus (b) any shares of Common Stock (1) remaining available for issuance as of the effective date of the Plan under the Company's 1994 Incentive Stock Option Plan, First Amended and Restated 1996 Incentive Stock Option Plan and any other stock incentive plans maintained by the Company (collectively, the "Prior Plans"), and/or (2) subject to an award granted under a Prior Plan, which awards are forfeited, cancelled, terminated, expire or lapse for any reason, and the Board has reserved such number of shares for this purpose. Of that amount, the maximum number of shares of Common Stock that may be issued under the Plan pursuant to the grant of incentive stock options (described below) is 900,000, and no participant may be granted awards in any 12-month period for more than 100,000 shares of Common Stock (or the equivalent value thereof based on the fair market value per share of the common stock on the date of grant of award). The following will not be included in calculating the share limitations set forth above: (a) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding awards, (b) awards which by their terms are settled in cash, (c) shares and any awards that are granted through the assumption of, or in substitution for, outstanding awards previously granted as the result of a merger, consolidation, or acquisition of the employing company (or an affiliate) pursuant to which it is merged with the Company or becomes a related entity of the Company, (d) any shares subject to an award under the Plan or Prior Plan, which award is forfeited, cancelled, terminated, expires or lapses for any reason, and (e) any shares surrendered by a participant or withheld by the Company to pay the option price for an option or used to satisfy any tax withholding requirement in connection with the exercise, vesting or earning of an award if, in accordance with the terms of the Plan, a participant pays such option price or satisfies such tax withholding by either tendering previously owned shares or having the Company withhold shares.

The number of shares reserved for issuance under the Plan and the terms of awards may be adjusted in the event of an adjustment in the capital stock structure of the Company or a related entity (due to a merger, stock split, stock dividend or similar event). On July 21, 2003, the closing sales price of the Common Stock as reported on The Nasdaq SmallCap Market was $8.00 per share.


PURPOSE AND ELIGIBILITY

The purpose of the Plan is to encourage and enable selected employees, directors and independent contractors of the Company and related entities to acquire or increase their holdings of Common Stock and other proprietary interests in the Company in order to promote a closer identification of their interests with those of the Company and its shareholders, thereby further stimulating their efforts to enhance the Company's efficiency, soundness, profitability, growth and shareholder value. At this time, approximately 100 employees and three directors are eligible to participate in the Plan.

The purpose will be carried out by the granting of benefits ("awards") to selected participants. Awards which may be granted under the Plan include incentive stock options ("incentive options") and nonqualified stock options ("nonqualified options") (collectively, "options"); stock appreciation rights ("SARs"); restricted awards ("restricted awards") in the form of restricted stock awards ("restricted stock awards") and restricted stock units ("restricted stock units"); and performance awards
("performance   awards")  in  the  form  of  performance   shares
("performance shares") and performance units ("performance units"). The material terms of each type of award are discussed below. See "Awards."

ADMINISTRATION; AMENDMENT AND TERMINATION

The Plan will be administered by the Board of Directors, or upon its delegation, by the Audit and Compensation Committee of the Board. The Board of Directors and the Audit and Compensation Committee are referred to in this discussion collectively as the "Administrator." Under the terms of the Plan, the Administrator has full and final authority to take any action with respect to the Plan, including, without limitation, the authority to: (a) determine all matters relating to awards, including selection of individuals to be granted awards, the types of awards, the number of shares, if any, of Common Stock subject to an award, and the terms, conditions, restrictions and limitations of an award; (b) prescribe the form or forms of agreements related to awards granted under the Plan; (c) establish, amend and rescind rules and regulations for the administration of the Plan; (d) construe and interpret the Plan, awards and award agreements made under the Plan; and (e) make all other determinations deemed necessary or advisable for administering the Plan.

In certain circumstances, the Administrator may delegate to one or more officers of the Company the authority to grant awards, and to make any or all of the determinations reserved for the Administrator in the Plan with respect to such awards (subject to any restrictions imposed by applicable laws, rules and regulations and such terms and conditions as may be established by the Administrator).

The Plan and awards may be amended or terminated at any time by the Board of Directors, subject to the following: (a) shareholder approval is required of any Plan amendment if such approval is required by applicable law, rule or regulation; and (b) an amendment or termination of an award may not materially adversely affect the rights of an award participant without the participant's consent. Notwithstanding clause (a) of the preceding sentence, except for anti-dilution adjustments made under the Plan, the option price for any outstanding option or base price of any outstanding SAR granted under the Plan may not be decreased after the date of grant, nor may any outstanding option or SAR granted under the Plan be surrendered to the Company as consideration for the grant of a new option or SAR with a lower exercise or base price than the original option or SAR, as the case may be, without shareholder approval of any such action.

The Administrator has the authority to make adjustments of awards upon the occurrence of certain unusual or nonrecurring events, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable laws, rules or regulations. The Administrator may cause any award granted under the Plan to be canceled in consideration of an alternative award or cash payment of an equivalent cash value made to the holder of such canceled award.


AWARDS

As  noted  above,  the  Plan authorizes the  grant  of  incentive
options,  nonqualified  options,  SARs,  restricted  awards   and
performance awards. A summary of the material terms of each type of award is provided below.

OPTIONS. The Plan authorizes the grant of both incentive options and nonqualified options, both of which are exercisable for shares of Common Stock (although incentive options may only be granted to employees of the Company or a related corporation). The option price at which an option may be exercised will be determined by the Administrator at the time of grant and must be at least 100% of the fair market value per share of the Common Stock on the date of grant (or 110% of the fair market value with respect to incentive options granted to an employee who owns stock possessing more than 10% of the total voting power of all classes of stock of the Company or a related corporation). Unless an individual award agreement provides otherwise, the option price may be paid in the form of cash or cash equivalent; in addition, where permitted by the Administrator and applicable laws, rules and regulations, payment may also be made: (a) by delivery (by either actual delivery or attestation) of shares of Common Stock owned by the participant at the time of exercise for a period of at least six months and otherwise acceptable to the Administrator; (b) by shares of Common Stock withheld upon exercise; (c) by delivery of written notice of exercise to the Company and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds to pay the option price; (d) by such other payment methods as may be approved by the Administrator and which are acceptable under applicable law; or
(e) by any combination of these methods. The term of an option and the period or periods during which, and conditions pursuant to which, an option may be exercised will be determined by the Administrator at the time of option grant and, in the case of incentive options, the option term may not exceed 10 years (or five years with respect to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a related corporation). Options are also subject to certain restrictions on exercise if the participant terminates employment. The Administrator also has authority to establish other terms and conditions related to options.

STOCK APPRECIATION RIGHTS. Under the terms of the Plan, SARs may be granted to the holder of an option (a "related option") with respect to all or a portion of the shares of Common Stock subject to the related option (a "tandem SAR") or may be granted separately (a "freestanding SAR"). The consideration to be received by the holder of an SAR may be paid in cash, shares of Common Stock (valued at fair market value on the date of the SAR exercise), or a combination of cash and shares of Common Stock, as determined by the Administrator. The holder of an SAR is entitled to receive from the Company, for each share of Common Stock with respect to which the SAR is being exercised, consideration equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the base price per share of such SAR. The base price may be no less than the fair market value per share of the Common Stock on the date the SAR is granted. The consideration paid by the Company upon exercise of an SAR may be paid currently or on a deferred basis.

SARs are exercisable according to the terms established by the Administrator and stated in the applicable award agreement. Upon the exercise of a tandem SAR, the related option is deemed to be surrendered to the extent of the number of shares of Common Stock for which the tandem SAR is exercised. No SAR may be exercised more than 10 years after it was granted, or such shorter period as may apply to related options in the case of tandem SARs. Each award agreement will set forth the extent to which the holder of an SAR will have the right to exercise an SAR following termination of the holder's employment or service with the Company. SARs are subject to certain restrictions on exercise if the participant terminates employment.

RESTRICTED AWARDS. Subject to the limitations of the Plan, the Administrator may in its sole discretion grant restricted awards to such eligible individuals in such numbers, upon such terms and at such times as the Administrator shall determine. Restricted awards may be in the form of restricted stock awards and/or restricted stock units that are subject to certain conditions, which conditions must be met in order for the restricted award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted awards may be payable in cash or whole shares of Common Stock (including restricted stock), or partly in cash and partly in whole shares of Common Stock, in accordance with the terms of the Plan and the discretion of the Administrator.

The Administrator has authority to determine the nature, length and starting date of the period during which the restricted award may be earned (the "restriction period") for each restricted award, and will determine the conditions that must be met in order for a restricted award to be granted or to vest or be earned (in whole or in part). These conditions may include (but are not limited to) attainment of performance objectives, continued service or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), retirement, displacement, disability, death or any combination of conditions. In the case of restricted awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator will determine the performance objectives to be used in valuing restricted awards, which performance objectives may vary from participant to participant and between groups of participants and will be based upon those company, business unit or division
and/or  individual  performance  factors  and  criteria  as   the
Administrator in its sole discretion may deem appropriate; provided, however, that, with respect to restricted awards payable to covered employees which are intended to be eligible for the compensation deduction limitation exception available under Section 162(m) of the Internal Revenue Code (the "Code") and related regulations, such performance factors shall be limited to one or more of the following: sales goals, earnings per share, return on equity, return on assets and total return to shareholders, as determined by the Administrator.

The Administrator has authority to determine whether and to what degree restricted awards have vested and been earned and are payable, as well as to determine the forms and terms of payment of restricted awards. If a participant's employment or service is terminated for any reason and all or any part of a restricted award has not vested or been earned pursuant to the terms of the Plan and the individual award agreement, the award will be forfeited (unless the Administrator determines otherwise).

PERFORMANCE  AWARDS.         Subject to the  limitations  of  the
Plan, the Administrator may in its sole discretion grant performance awards to participants upon such terms and conditions and at such times as the Administrator shall determine. Performance awards confer upon a participant the right to receive shares of Common Stock or the cash value thereof (or a combination thereof) based on the attainment of certain performance or other objectives during specified award periods. Performance awards may be in the form of performance shares and/or performance units. An award of a performance share is a grant of a right to receive shares of Common Stock or the cash value thereof (or a combination thereof) which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the fair market value (as determined in accordance with the
Plan) of a share of common stock. An award of a performance unit is a grant of a right to receive shares of Common Stock or a designated dollar value amount of Common Stock which is contingent upon the achievement of performance or other objectives during a specified period, and which has an initial value established by the Administrator at the time of grant.

The Administrator has authority to determine the nature, length and starting date of the period during which a performance award may be earned (the "performance period"), and will determine the conditions which must be met in order for a performance award to be granted or to vest or be earned (in whole or in part). These conditions may include (but are not limited to) specific performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. In the case of performance awards based upon specified performance objectives, the Administrator will determine the performance objectives to be used in valuing performance awards, which performance objectives may vary from participant to participant and between groups of participants and will be based upon those company, business unit or division and/or individual performance factors and criteria as the Administrator in its sole discretion may deem appropriate; provided, however, that, with respect to performance awards payable to covered employees which are intended to be eligible for the compensation deduction limitation exception available under Section 162(m) of the Code and related regulations, such performance factors shall be limited to one or more of the following: sales goals, earnings per share, return on equity, return on assets and total return to shareholders, as determined by the Administrator.

The Administrator has authority to determine whether and to what degree performance awards have vested and been earned and are payable, as well as to determine the forms and terms of payment of performance awards. If a participant's employment or service is terminated for any reason and all or any part of a performance award has not been earned pursuant to the terms of the Plan and the individual award agreement, the award will be forfeited (unless the Administrator determines otherwise).


CHANGE OF CONTROL

Upon a change of control (as defined in the Plan), and unless an individual award agreement provides otherwise, the Plan provides that: (a) all options and SARs outstanding as of the date of the change of control will become fully exercisable, whether or not then otherwise exercisable; and (b) any restrictions applicable to any restricted award and any performance award will be deemed to have been met, and awards will become fully vested, earned and payable to the fullest extent of the original award. However, the Plan authorizes the Administrator, in the event of a merger, share exchange, reorganization or other business combination affecting the Company or a related entity, to determine that any or all awards will not vest or become exercisable on an accelerated basis, if the Company or the surviving or acquiring corporation takes such action (including but not limited to the assumption of Plan awards or the grant of substitute awards) which, in the opinion of the Administrator, is equitable or appropriate to protect the rights and interest of participants under the Plan.


TRANSFERABILITY

Incentive options are not transferable other than by will or the laws of intestate succession. Nonqualified options and SARs are not transferable other than by will or the laws of intestate succession, except as permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Restricted awards that have not vested and performance awards which have not been earned are not transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and participants may not sell, transfer, assign, pledge or otherwise encumber shares subject to such awards until the restriction period and/or performance period has expired and until all conditions to vesting and/or earning the award have been met.



CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary generally describes the principal federal (and not state and local) income tax consequences of awards granted under the Plan as of this time. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to the Company. The provisions of the Code and regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

INCENTIVE OPTIONS. Incentive options granted under the Plan are intended to qualify as incentive stock options under Section 422 of the Code. Pursuant to Section 422 of the Code, the grant and exercise of an incentive stock option will generally not result in taxable income to the participant (with the possible exception of alternative minimum tax liability) if the participant does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the participant has continuously been a Company employee from the date of grant to three months before the date of exercise (or 12 months in the event of death or disability). However, the excess of the fair market value of the shares received upon exercise of the incentive option over the option price for such shares generally will constitute an item of adjustment in computing the participant's alternative minimum taxable income for the year of exercise. Thus, certain participants may increase their federal income tax liability as a result of the exercise of an incentive option under the alternative minimum tax rules of the Code.

The Company generally will not be entitled to a deduction for income tax purposes in connection with the exercise of an incentive option. Upon the disposition of shares acquired upon exercise of an incentive option, the participant will be taxed on the amount by which the amount realized upon such disposition exceeds the option price, and such amount will be treated as capital gain or loss.

If the holding period requirements for incentive option treatment described above are not met, the participant will be taxed as if he received compensation in the year of the disposition. The participant must treat gain realized in the premature disposition as ordinary income to the extent of the lesser of: (a) the fair market value of the stock on the date of exercise minus the option price or (b) the amount realized on disposition of the stock minus the option price. Any gain in excess of these amounts may be treated as capital gain. The Company generally is entitled to deduct, as compensation paid, the amount of ordinary income realized by the participant. Pursuant to the Code and the terms of the Plan, in no event can there first become exercisable by a participant in any one calendar year incentive options granted by the Company with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an incentive option granted under the Plan exceeds this limitation, it will be treated as a nonqualified option. In addition, no incentive option may be granted to an individual who owns, immediately before the time that the option is granted, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless the option price is equal to or exceeds 110% of the fair market value of the stock and the option period does not exceed five years.

NONQUALIFIED OPTIONS. If a participant receives a nonqualified option, the difference between the fair market value of the stock on the date of exercise and the option price will constitute taxable ordinary income to the participant on the date of exercise. The Company generally will be entitled to a deduction in the same year in an amount equal to the income taxable to the participant. The participant's basis in shares of Common Stock acquired upon exercise of an option will equal the option price plus the amount of income taxable at the time of exercise. Any subsequent disposition of the stock by the participant will be taxed as a capital gain or loss to the participant, and will be long-term capital gain or loss if the participant has held the stock for more than one year at the time of sale.

STOCK APPRECIATION RIGHTS. For federal income tax purposes, the grant of an SAR will not result in taxable income to a participant or a tax deduction to the Company. At the time of exercise of an SAR, a participant will forfeit the right to benefit from any future appreciation of the stock subject to the SAR. Accordingly, taxable income to the participant is deferred until the SAR is exercised. Upon exercise, the amount of cash and fair market value of shares received by the participant, less cash or other consideration paid (if any), is taxed to the participant as ordinary income and the Company will receive a corresponding income tax deduction to the extent the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax withholding. RESTRICTED STOCK SUBJECT TO RESTRICTED AWARDS. Similar to SARs, awards for restricted stock will not result in taxable income to the participant or a tax deduction to the Company for federal income tax purposes, unless the restrictions on the stock do not present a substantial risk of forfeiture as defined under Section 83 of the Code. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be included in the participant's ordinary income as compensation, except that, in the case of restricted stock issued at the beginning of the restriction period, the participant may elect to include in his ordinary income as compensation at the time the restricted stock is awarded, the fair market value of such shares at such time, less any amount paid therefor. The Company will be entitled to a corresponding income tax deduction to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.

RESTRICTED  UNITS.  The federal income tax  consequences  of  the award of restricted units will depend on the conditions of the award. Generally, the transfer of cash or property will result in ordinary income to the participant and a tax deduction to the Company. If the property transferred is subject to a substantial risk of forfeiture, as defined under Section 83 of the Code (for example, because receipt of the property is conditioned upon the performance of substantial future services), the taxable event is deferred until the substantial risk of forfeiture lapses. However, the participant may generally elect to accelerate the taxable event to the date of transfer, even if the property is subject to a substantial risk of forfeiture. If this election is made, subsequent appreciation is not taxed until the property is sold or exchanged (and the lapse of the forfeiture restriction does not create a taxable event). Generally, any deduction to the Company occurs only when ordinary income in respect of an award is recognized by the participant (and then the deduction is subject to reasonable compensation and reporting requirements). Because such awards will be subject to such conditions as may be determined by the Administrator, the federal income tax consequences to the participant and to the Company will depend on the specific conditions of the award.

PERFORMANCE SHARE AWARDS, PERFORMANCE UNIT AWARDS AND DIVIDEND EQUIVALENTS. The grant of a performance share award, performance unit award or a dividend equivalent award does not result in taxable income to the participant or a tax deduction to the Company for federal income tax purposes. However, the participant will recognize income on account of the settlement of a performance share award, performance unit award or dividend equivalent award. The income recognized by the participant at that time will be equal to any cash that is received and the fair market value of any common stock (determined as of the date that the shares are not subject to a substantial risk of forfeiture) that is received in settlement of the award. The Company is entitled to a federal income tax deduction upon the settlement of a performance share award, performance unit award or dividend equivalent award equal to the ordinary income recognized by the participant to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense.

PERFORMANCE-BASED COMPENSATION -- SECTION 162(m) REQUIREMENTS

The Plan is structured to comply with the requirements imposed by
Section 162(m) of the Code and related regulations in order to preserve, to the extent practicable, the Company's tax deduction for awards made under the Plan to covered employees. Section 162(m) of the Code generally denies an employer a deduction for compensation paid to covered employees (generally, the Named Executives) of a publicly held corporation in excess of $1,000,000 unless the compensation is exempt from the $1,000,000 limitation because it is performance-based compensation.

In order to qualify as performance-based compensation, the compensation paid under the Plan to covered employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. In addition to other requirements for the performance-based exception, shareholders must be advised of, and must approve, the material terms (or changes in material terms) of the performance goal(s) under which compensation is to be paid. Material terms include the individuals eligible to receive compensation, a description of the business criteria on which the performance goal is based, and either the maximum amount of the compensation to be paid or the formula used to calculate the amount of compensation if the performance goal is met.

As proposed, the Plan limits the maximum amount of awards that may be granted to any employee. In particular, the Plan provides that (subject to capital adjustments), no participant may be granted awards in any 12-month period for more than 100,000 shares of the common stock (or the equivalent value thereof based on the fair market value per share of the common stock on the date of grant of an award). Further, with respect to performance-based restricted awards and performance awards payable to covered employees which are intended to be eligible for the compensation limitation exception available under Section 162(m) and related regulations, the Plan limits performance objectives to one or more of the following: sales goals, earnings per share, return on equity, return on assets and total return to shareholders, as determined by the Administrator. See "Awards - Restricted Awards" and "Awards - Performance Awards," above.

The selection of individuals who will receive awards under the Plan, if it is approved by the shareholders, and the amount of any such awards is not yet determinable due to vesting, performance and other requirements. Therefore, it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of employees in current or future fiscal years of the Company. The number of shares of Common Stock subject to options and restricted stock awards granted in Fiscal 2003 to certain named executives are set forth under the headings "Executive Compensation - Summary Compensation Table" and "Stock Options - Option Grants in Last Fiscal Year."

THE  BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL  OF  THE
PROPOSAL  TO ADOPT THE 2003 STOCK INCENTIVE PLAN IN SUBSTANTIALLY
THE FORM ATTACHED HERETO AS APPENDIX A.


                           PROPOSAL 3

      RAFTIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


The Audit Committee has reappointed GGK to audit the consolidated financial statements of the Company for Fiscal 2004. GGK has served as our independent auditors since Fiscal 2003. A representative from GGK is expected to be present at the meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

Although shareholder ratification of the appointment is not required by law, the Company desires to solicit such ratification. If the appointment of GGK is not approved by a majority of the shares represented at the Annual Meeting, the Company will consider the appointment of other independent auditors for Fiscal 2004.

THE  BOARD  OF DIRECTORS OF THE COMPANY RECOMMENDS A  VOTE  "FOR"
RATIFICATION   OF  THE  APPOINTMENT  OF  GGK  AS  THE   COMPANY'S
INDEPENDENT AUDITORS FOR FISCAL 2004.


INDEPENDENT AUDITOR FEE INFORMATION

The following table shows the fees that the Company paid or accrued for the audit and other services provided by GGK or its prior auditors and current tax accountants, T&D, for Fiscal 2003.


Type of Service             Amount of Fee for Fiscal 2003
--------------               --------------------------

Audit Fees                           $48,500
Audit-Related Fees                     2,500
Tax Fees                               7,500
All Other Fees                          -
                                      ------
Total                                $58,500
                                      ======

AUDIT FEES. This category includes fees for the audits of the Company's annual financial statements, review of financial statements included in the Company's Form 10-QSB Quarterly Reports and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

AUDIT-RELATED FEES. This category consists of due diligence in connection with acquisitions, various accounting consultations, and benefit plan audits.

TAX   FEES.  This  category  consists  of  professional  services rendered for tax compliance, tax planning and tax advice. The services for the fees disclosed under this category include tax return preparation, research and technical tax advice.

ALL OTHER FEES. There were no other fees paid or accrued to GGK or T&D in Fiscal 2003.


OTHER MATTERS

     The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.


SHAREHOLDER'S PROPOSALS

      Any shareholder of the Company who wishes to present a proposal to be considered at the next annual meeting of shareholders of the Company and who wishes to have such proposal presented in the Company's Proxy Statement for such meeting must deliver such proposal in writing to the Company at 26 Hampshire Drive, Hudson, NH 03051 on or before April 30, 2004.


                               By Order of the Board of Directors

                               /S/Donna M. Hillsgrove

                               Donna M. Hillsgrove,
                               Secretary

Dated: September 12, 2003











                                                       APPENDIX A

                    2003 STOCK INCENTIVE PLAN
                               OF
                        MICRONETICS, INC.


1.       PURPOSE

The purpose of the 2003 Stock Incentive Plan of Micronetics, Inc. (the "PLAN") is to encourage and enable selected employees, directors and independent contractors of Micronetics, Inc. (Micronetics, Inc., together with any successor corporation thereto, being referred to herein as the "CORPORATION") and its related entities to acquire or to increase their holdings of common stock of the Corporation (the "COMMON STOCK") and other proprietary interests in the Corporation in order to promote a closer identification of their interests with those of the Corporation and its shareholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and shareholder value of the Corporation. This purpose will be carried out through the granting of benefits (collectively referred to herein as "AWARDS") to selected employees, independent contractors and directors, including the granting to selected participants of incentive stock options ("INCENTIVE OPTIONS") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE"), nonqualified stock options ("NONQUALIFIED OPTIONS"), stock appreciation rights ("SARS"), restricted awards in the form of restricted stock awards ("RESTRICTED STOCK AWARDS") and restricted stock units ("RESTRICTED STOCK UNITS"), and performance awards in the form of performance shares ("PERFORMANCE shares") and performance units ("PERFORMANCE UNITS"). Incentive options and nonqualified options shall be referred to herein collectively as "OPTIONS." Restricted stock awards and restricted stock units shall be referred to herein collectively as "RESTRICTED AWARDS." Performance shares and performance units shall be referred to herein collectively as "PERFORMANCE AWARDS."


2.     ADMINISTRATION OF THE PLAN

(a) The Plan shall be administered by the Board of Directors of the Corporation (the "BOARD" or the "BOARD OF Directors") or, upon its delegation, by the Audit and Compensation Committee of the Board of Directors (the "COMMITTEE"). Unless the Board determines otherwise, the Committee shall be comprised solely of two or more "NON-EMPLOYEE DIRECTORS," as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), or as may otherwise be permitted under Rule 16b-3. Further, to the extent required by Section 162(m) of the Code and related regulations, the Plan shall be administered by a committee comprised of two or more "OUTSIDE DIRECTORS" (as such term is defined in Section 162(m) or related regulations) or as may otherwise be permitted under Section 162(m) and related regulations. For the purposes herein, the term "ADMINISTRATOR" shall refer to the Board and, upon its delegation to the Committee of all or part of its authority to administer the Plan, to the Committee.

(b) In addition to action by meeting in accordance with applicable laws, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority (i) to determine all matters relating to awards, including selection of individuals to be granted awards, the types of awards, the number of shares of the Common Stock, if any, subject to an award, and all terms, conditions, restrictions and limitations of an award; (ii) to prescribe the form or forms of the agreements evidencing any awards granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan, awards and award agreements made under the Plan, to interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. The Administrator shall also have authority, in its sole discretion, to accelerate the date that any award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other award granted to any recipient. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of awards (including but not limited to the establishment of subplans) as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. No member of the Board or Committee, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan, an award or an award agreement. The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner provided in the Corporation's articles of incorporation.

(c)  Notwithstanding  the  other provisions  of  Section  2,  the
Administrator may delegate to one or more officers of the Corporation the authority to grant awards, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 2(b) herein with respect to such awards (subject to any restrictions imposed by applicable laws, rules and regulations and such terms and conditions as may be established by the Administrator); provided, however, that, to the extent required by Section 16 of the Exchange Act or Section 162(m) of the Code, the participant, at the time of said grant or other determination, (i) is not deemed to be an officer or director of the Corporation within the meaning of Section 16 of the Exchange Act; and (ii) is not deemed to be a "covered employee" as defined under Section 162(m) of the Code and related regulations. To the extent that the Administrator has delegated authority to grant awards pursuant to this Section 2(c) to one or more officers of the Corporation, references to the Administrator shall include references to such officer or officers, subject, however, to the requirements of the Plan, Rule 16b-3, Section 162(m) of the Code and other applicable laws, rules and regulations.


3.       EFFECTIVE DATE

The effective date of the Plan shall be July 22, 2003 (the "EFFECTIVE DATE"). Awards may be granted under the Plan on and after the Effective Date, but no awards will be granted after July 21, 2013. Awards which are outstanding on July 21, 2013 (or such earlier termination date as may be established by the Board pursuant to Section 16(a) herein) shall continue in accordance with their terms, unless otherwise provided in the Plan or an award agreement.


4.       SHARES OF STOCK SUBJECT TO THE PLAN; AWARD LIMITATIONS

(a) Shares Available for Awards: Subject to adjustments as provided in this Section 4(c), the aggregate number of shares of Common Stock that may be issued pursuant to awards granted under the Plan shall not exceed the sum of (i) 900,000 shares, plus
(ii) any shares of Common Stock (A) remaining available for issuance as of the Effective Date of the Plan under the Corporation's 1994 Incentive Stock Option Plan, First Amended and Restated 1996 Incentive Stock Option Plan and any other stock incentive plans maintained by the Corporation (collectively, the "PRIOR PLANS"), and/or (B) subject to an award granted under a Prior Plan, which award is forfeited, cancelled, terminated, expires or lapses for any reason. Shares delivered under the Plan shall be authorized but unissued shares or shares purchased on the open market or by private purchase. The Corporation hereby reserves sufficient authorized shares of Common Stock to meet the grant of awards hereunder. Notwithstanding any provision herein to the contrary, the following limitations shall apply to awards granted under the Plan, in each case subject to adjustment pursuant to Section 4(c):

      (i) The maximum number of shares of Common Stock that may be issued under the Plan shall not exceed 900,000 shares; and

      (ii) No participant may be granted awards in any 12-month period for more than 100,000 shares of Common Stock (or the equivalent value thereof based on the fair market value per share of the Common Stock on the date of grant of an award).

(b) Shares not subject to limitations: The following will not be applied to the share limitations of Section 4(a) above: (i) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding awards,
(ii) awards which by their terms are settled in cash, (iii) shares and any awards that are granted through the assumption of, or in substitution for, outstanding awards previously granted as the result of a merger, consolidation, or acquisition of the employing company (or an affiliate) pursuant to which it is merged with the Corporation or becomes a related entity of the Corporation, (iv) any shares subject to an award under the Plan or Prior Plan which award is forfeited, cancelled, terminated, expires or lapses for any reason, and (v) any shares surrendered by a participant or withheld by the Corporation to pay the option price for an option or used to satisfy any tax withholding requirement in connection with the exercise, vesting or earning of an award if, in accordance with the terms of the Plan, a participant pays such option price or satisfies such tax withholding by either tendering previously owned shares or having the Corporation withhold shares.

(c) Adjustments: If there is any change in the outstanding shares of Common Stock because of a merger, consolidation or reorganization involving the Corporation or a related entity, or if the Board of Directors of the Corporation declares a stock dividend, stock split distributable in shares of Common Stock, reverse stock split, combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Corporation or a related entity affecting the Common Stock, the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to awards and to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of awards or as may be otherwise advisable.


5.       ELIGIBILITY

An award may be granted only to an individual who satisfies the following eligibility requirements on the date the award is granted:

(a) The individual is either (i) an employee of the Corporation or a related entity, (ii) a director of the Corporation or a related entity, or (iii) an independent contractor, consultant or advisor (collectively, "INDEPENDENT CONTRACTORS") providing services to the Corporation or a related entity. For this purpose, an individual shall be considered to be an "EMPLOYEE" only if there exists between the individual and the Corporation or a related entity the legal and bona fide relationship of employer and employee.

(b)   With  respect  to  the  grant  of  incentive  options,  the individual does not own, immediately before the time that the incentive option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a related corporation. Notwithstanding the foregoing, an individual who owns more than 10% of the total combined voting power of the Corporation or a related corporation may be granted an incentive option if the option price is at least 110% of the fair market value of the Common Stock (as defined in Section 6(c)(ii) herein), and the option period (as defined in Section 6(d)(i) herein) does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Section 424(d) of the Code.

(c) With respect to the grant of substitute awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization or similar business combination involving the Corporation or a related entity, the recipient is otherwise eligible to receive the award and the terms of the award are consistent with the Plan and applicable laws, rules and regulations (including, to the extent necessary, the federal securities laws registration provisions and Section 424(a) of the
Code).

(d)  The  individual, being otherwise eligible under this Section
5, is selected by the Administrator as an individual to whom an award shall be granted (a "PARTICIPANT").


6.       OPTIONS

(a) Grant of Options: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant options to such eligible individuals in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both incentive options and nonqualified options may be granted under the Plan, as determined by the Administrator; provided, however, that incentive options may only be granted to employees of the Corporation or a related corporation. To the extent that an option is designated as an incentive option but does not qualify as such under Section 422 of the Code, the option (or portion thereof) shall be treated as a nonqualified option.

(b) Option Price: The price per share at which an option may be exercised (the "OPTION PRICE") shall be established by the Administrator and stated in the award agreement evidencing the grant of the option; provided, that (i) the option price of an option shall be no less than the fair market value per share of the Common Stock, as determined in accordance with Section 6(c)(ii) on the date the option is granted (or 110% of the fair market value with respect to incentive options granted to an employee who owns stock possessing more than 10% of the total voting power of all classes of stock of the Corporation or a related corporation, as provided in Section 5(b) herein); and
(ii) in no event shall the option price per share of any option be less than the par value per share, if any, of the Common Stock.



(c) Date of Grant; Fair Market Value:

      (i) An incentive option shall be considered to be granted on the date that the Administrator acts to grant the option, or on any later date specified by the Administrator as the effective date of the option. A nonqualified option shall be considered to be granted on the date the Administrator acts to grant the option or any other date specified by the Administrator as the date of grant of the option.

       (ii) For the purposes of the Plan, the fair market value per share of the Common Stock shall be established in good faith by the Administrator and, except as may otherwise be determined by the Administrator, the fair market value shall be determined in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on the New York Stock Exchange or the American Stock Exchange, the fair market value shall be the closing sales price per share of the shares on the New York Stock Exchange or the American Stock Exchange (as applicable) on the date immediately preceding the date the option is granted or other determination is made (each, a "VALUATION DATE"), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if
the  shares are quoted on the Nasdaq National          Market  or
the Nasdaq SmallCap Market of the Nasdaq Stock Market but are not listed for trading on the New York Stock Exchange or the American Stock Exchange, the fair market value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system on the date immediately or nearest preceding the valuation date for which such information is available; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the fair market value
shall  be  determined by the         Administrator in  accordance
with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code and accompanying regulations.

       (iii) In no event shall there first become exercisable by an employee in any one calendar year incentive options granted by the Corporation or any related corporation with respect to shares having an aggregate fair market value (determined at the time an incentive option is granted) greater than $100,000.


(d)  Option  Period  and  Limitations on the  Right  to  Exercise
Options:

       (i) The term of an option (the "OPTION PERIOD") shall be determined by the Administrator at the time the option is granted and shall be stated in the individual award agreement. With respect to incentive options, the option period shall not extend more than 10 years from the date on which the option is granted (or five years with respect to incentive options granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a related corporation, as provided in Section 5(b) herein). Any option or portion thereof not exercised before expiration of the option period shall terminate. The period or periods during which, and conditions pursuant to which, an option may become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan.

       (ii) An option may be exercised by giving written notice to the Corporation in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee. Such notice shall specify the number of shares to be purchased pursuant to an option and the aggregate purchase price to be paid therefore and shall be accompanied by payment of such purchase price. Unless an individual award agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, where permitted by the Administrator and applicable laws, rules and regulations (including but not limited to Section 402 of the Sarbanes-Oxley Act of 2002), payment may also be made:

             (A)     By  delivery (by either actual  delivery  or
attestation)   of   shares  of  Common   Stock   owned   by   the
participant at the time of exercise for a period of at least six months and otherwise acceptable to the Administrator;

              (B) By shares of Common Stock withheld upon exercise;

              (C) By delivery of written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the option price;

              (D) By such other payment methods as may be approved by the Administrator and which are acceptable under applicable law; or

            (E)    By any combination of the foregoing methods.

Shares tendered or withheld in payment of the exercise of an option shall be valued at their fair market value on the date of exercise, as determined by the Administrator by applying the provisions of Section 6(c)(ii).

       (iii) Unless the Administrator determines otherwise, no option granted to a participant who was an employee at the time of grant shall be exercised unless the participant is, at the time of exercise, an employee as described in Section 5(a), and has been an employee continuously since the date the option was granted, subject to the following:

             (A)    An option shall not be affected by any change
in   the   terms,  conditions  or  status  of  the  participant's
employment, provided that the participant continues to be an employee of the Corporation or a related entity.

              (B) The employment relationship of a participant shall be treated as continuing intact for any period that the participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed 90 days, or, if longer, as long as the participant's right to reemployment is guaranteed either by statute or by contract. The employment relationship of a participant shall also be treated as continuing intact while the participant is not in active service because of disability. The Administrator shall have sole authority to determine whether a participant is disabled and, if applicable, the date of a participant's termination of employment or service for any reason (the "TERMINATION DATE").

            (C) Unless the Administrator determines otherwise, if the employment of a participant is terminated because of disability or death, the option may be exercised only to the extent exercisable on the participant's termination date, except that the Administrator may in its discretion accelerate the date for exercising all or any part of the option which was not otherwise exercisable on the termination date. The option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of 12 months next succeeding the termination date (or such other period stated in the applicable award agreement); or (Y) the close of the option period. In the event of the participant's death, such option shall be exercisable by such person or persons as shall have acquired the right to exercise the option by will or by the laws of intestate succession.

            (D) Unless the Administrator determines otherwise, if the employment of the participant is terminated for any reason other than disability, death or for "cause," his option may be exercised to the extent exercisable on his termination date, except that the Administrator may in its discretion accelerate the date for exercising all or any part of the option which was not otherwise exercisable on the termination date. The option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of 90 days next succeeding the termination date (or such other period stated in the applicable award agreement); or (Y) the close of the option period. If the participant dies following such termination of employment and prior to the earlier of the dates specified in (X) or (Y) of this subparagraph (D), the participant shall be treated as having died while employed under subparagraph (C) immediately preceding (treating for this purpose the participant's date of termination of employment as the termination date). In the event of the participant's death, such option shall be exercisable by such person or persons as shall have acquired the right to exercise the option by will or by the laws of intestate succession.

            (E)    Unless the Administrator determines otherwise,
if the employment of the participant is terminated for "CAUSE," his option shall lapse and no longer be exercisable as of his termination date, as determined by the Administrator. For purposes of the Plan, unless the Administrator determines otherwise, a participant's termination shall be for "cause" if such termination results from the participant's (X) termination for "cause" under the participant's employment, consulting or other agreement with the Corporation or a related entity, if any, or (Y) if the participant has not entered into any such employment, consulting or other agreement, then the participant's termination shall be for "cause" if termination results due to the participant's (i)
dishonesty; (ii) refusal to perform his duties for the Corporation; or (iii) engaging in conduct that could be materially damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interest of the Corporation. The determination of "cause" shall be made by the Administrator and its determination shall be final and conclusive.

               (F) Notwithstanding the foregoing, the Administrator may, in its discretion, accelerate the date for exercising all or any part of an option which was not otherwise exercisable on the termination date, extend the period during which an option may be exercised, modify the terms and conditions to exercise, or any combination of the foregoing.

       (iv) Unless the Administrator determines otherwise, an option granted to a participant who was a non-employee director of the Corporation or a related entity at the time of grant may be exercised only to the extent exercisable on the date of the participant's termination of service to the Corporation or a related entity (unless the termination was for cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of 24 months next succeeding the termination date (or such other period stated in the applicable award agreement); or (Y) the close of the option period. If the services of such a participant are terminated for cause (as defined in Section 6(a)(iii)(E) herein), his option shall lapse and no longer be exercisable as of his termination date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its discretion accelerate the date for exercising all or any part of an option which was not otherwise exercisable on the termination date, extend the period during which an option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.

       (v) Unless the Administrator determines otherwise, an option granted to a participant who was an independent contractor of the Corporation or a related entity at the time of grant (and who does not thereafter become an employee, in which case he shall be subject to the provisions of Section 6(d)(iii) herein) may be exercised only to the extent exercisable on the date of the participant's termination of service to the Corporation or a
related  entity (unless the termination         was  for  cause),
and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of 90 days next succeeding the termination date (or such other period stated in the applicable award agreement); or (Y) the close of the option period. If the services of such a participant are terminated for cause (as defined in Section 6(d)(iii)(E) herein), his option shall lapse and no longer be exercisable as of his termination date, as determined by the Administrator.
Notwithstanding  the foregoing, the        Administrator  may  in
its discretion accelerate the date for exercising all or any part of an option which was not otherwise exercisable on the termination date, extend the period during which an option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.

       (vi) A participant or his legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an option and shall not have any rights of a shareholder unless and until certificates for such shares have been issued and delivered to him or them under the Plan. A certificate or certificates for shares of Common Stock acquired upon exercise of an option shall be issued in the name of the participant (or his beneficiary) and distributed to the participant (or his beneficiary) as soon as practicable following receipt of notice of exercise and payment of the purchase price (except as may otherwise be determined by the Corporation in the event of payment of the option price pursuant to Section 6(d)(ii)(C) herein).

       (vii) If shares of Common Stock acquired upon exercise of an incentive option are disposed of within two years following the date of grant or one year following the transfer of such shares to a participant upon exercise, the participant shall, promptly following such disposition, notify the Corporation in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require. In addition the Corporation shall have the right to include a legend on certificates representing shares of Common Stock requiring the participants to furnish this information to the Corporation before being allowed to transfer shares of Common Stock represented by any such certificates.

(e) Nontransferability of Options: Incentive options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession. Nonqualified options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act of 1933, as amended (the "SECURITIES Act"). Except as may be permitted by the preceding sentence, an option shall be exercisable during the participant's lifetime only by him or by his guardian or legal representative. The designation of a beneficiary does not constitute a transfer.


7.    STOCK APPRECIATION RIGHTS

(a) Grant of SARs: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant SARs to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. SARs may be granted to the holder of an option (hereinafter called a "RELATED OPTION") with respect to all or a portion of the shares of Common Stock subject to the related option (a "TANDEM SAR") or may be granted separately to an eligible individual (a "FREESTANDING SAR"). Subject to the limitations of the Plan, upon the exercise of an SAR, a participant shall be entitled to receive from the Corporation, for each share of Common Stock with respect to which the SAR is being exercised, consideration equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the base price per share of such SAR. The base price per share of an SAR shall be no less than the fair market value per share of the Common Stock (as determined in accordance with Section 6(c)(ii)) on the date the SAR is granted.

(b) Tandem SARs: A tandem SAR may be granted either concurrently with the grant of the related option or (if the related option is a nonqualified option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related option. Tandem SARs shall be exercisable only at the time and to the extent that the related option is exercisable (and may be subject to such additional limitations on exercisability as the Administrator may provide in the agreement), and in no event after the complete termination or full exercise of the related option. For purposes of determining the number of shares of Common Stock that remain subject to such related option and for purposes of determining the number of shares of Common Stock in respect of which other awards may be granted, a related option shall be considered to have been surrendered upon the exercise of a tandem SAR to the extent of the number of shares of Common Stock with respect to which such tandem SAR is exercised. Upon the exercise or termination of a related option, the tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the related option was so exercised or terminated.
(c) Freestanding SARs: An SAR may be granted without relationship to an option (as defined above, a "freestanding SAR") and, in such case, will be exercisable upon such terms and subject to such conditions as may be determined by the Administrator, subject to the terms of the Plan.

(d) Exercise of SARs:

       (i) Subject to the terms of the Plan, SARs shall be exercisable in whole or in part upon such terms and conditions as may be established by the Administrator and stated in the applicable award agreement. The period during which an SAR may be exercisable shall not exceed 10 years from the date of grant or, in the case of tandem SARs, such shorter option period as may apply to the related option. Any SAR or portion thereof not exercised before expiration of the exercise period established by the Administrator shall terminate.

      (ii) SARs may be exercised by giving written notice to the Corporation in form acceptable to the Administrator at such place and subject to such terms and conditions as may be established by the Administrator or its designee. The date of exercise of an SAR shall mean the date on which the Corporation shall have received proper notice from the participant of the exercise of such SAR.

       (iii) Each participant's award agreement shall set forth the extent to which the participant shall have the right to exercise an SAR following termination of the participant's employment or service with the Corporation. Such provisions shall be determined in the sole discretion of the Administrator, shall be included in the award agreement entered into with a participant, need not be uniform among all SARs issued pursuant to this Section 7, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, unless the Administrator determines otherwise, no SAR may be exercised unless the participant is, at the time of exercise, an eligible participant, as described in
Section 5, and has been a participant continuously since the date the SAR was granted, subject to the provisions of Sections 6(d)(iii), (iv) and (v) herein.

(e) Consideration: The consideration to be received upon the exercise of the SAR by the participant shall be paid in cash, shares of Common Stock (valued at fair market value on the date of exercise of such SAR in accordance with Section 6(c)(ii) herein) or a combination of cash and shares of Common Stock, as elected by the Administrator. The Corporation's obligation arising upon the exercise of the SAR may be paid currently or on a deferred basis with such interest or earnings equivalent, if any, as the Administrator may determine. A certificate or certificates for shares of Common Stock acquired upon exercise of an SAR for shares shall be issued in the name of the participant (or his beneficiary) and distributed to the participant (or his beneficiary) as soon as practicable following receipt of notice of exercise. A participant or his legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an SAR and shall not have any rights as a shareholder unless and until certificates for such shares have been issued and delivered to him or them under the Plan. No fractional shares of Common Stock will be issuable upon exercise of the SAR and, unless otherwise provided in the applicable award agreement, the participant will receive cash in lieu of fractional shares.

(f) Limitations: The applicable award agreement shall contain such terms, conditions and limitations consistent with the Plan as may be specified by the Administrator. Unless otherwise provided in the applicable award agreement or the Plan, any such terms, conditions or limitations relating to a tandem SAR shall not restrict the exercisability of the related option.

(g) Nontransferability: Unless the Administrator determines otherwise, SARs shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and SARs may be exercised during the participant's lifetime only by him or by his guardian or legal representative. The designation of a beneficiary does not constitute a transfer.


8.    RESTRICTED AWARDS

(a) Grant of Restricted Awards: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant restricted awards to such individuals in such numbers, upon such terms and at such times as the Administrator shall determine. Such restricted awards may be in the form of restricted stock awards and/or restricted stock units that are subject to certain conditions, which conditions must be met in order for the restricted award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted awards shall be payable in cash or whole shares of Common Stock (including restricted stock), or partly in cash and partly in whole shares of Common Stock, in accordance with the terms of the Plan and the sole and absolute discretion of the Administrator. The Administrator shall determine the nature, length and starting date of the period, if any, during which a restricted award may be earned (the "RESTRICTION PERIOD"), and shall determine the conditions which must be met in order for a restricted award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, attainment of performance objectives, continued service or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), retirement, displacement, disability, death, or any combination of such
conditions.  In  the  case  of  restricted  awards   based   upon
performance criteria, or a combination of performance criteria and continued service, the Administrator shall determine the performance objectives to be used in valuing restricted awards, which performance objectives may vary from participant to participant and between groups of participants and shall be based upon such corporate, business unit or division and/or individual performance factors and criteria as the Administrator in its sole discretion may deem appropriate; provided, however, that, with respect to restricted awards payable to covered employees which are intended to be eligible for the compensation deduction limitation exception available under Section 162(m) of the Code and related regulations, such performance factors shall be limited to one or more of the following (as determined by the Administrator in its discretion): sales goals, earnings per share, return on equity, return on assets and total return to shareholders. The Administrator shall have sole authority to determine whether and to what degree restricted awards have vested and been earned and are payable and to establish and interpret the terms and conditions of restricted awards and the provisions herein. The Administrator shall also determine the
form   and   terms   of   payment  of  restricted   awards.   The
Administrator,   in  its  sole  and  absolute   discretion,   may
accelerate the date that any restricted award granted to the participant shall be deemed to be vested or earned in whole or in part, without any obligation to accelerate such date with respect to other restricted awards granted to any participant.

(b) Forfeiture of Restricted Awards: Unless the Administrator determines otherwise, if the employment or service of a participant shall be terminated for any reason and all or any part of a restricted award has not vested or been earned pursuant to the terms of the Plan and the individual award agreement, such award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the participant shall have no further rights with respect thereto.

(c) Dividend and Voting Rights; Share Certificates: The Administrator shall have sole discretion to determine whether a participant shall have dividend rights, voting rights or other rights as a shareholder with respect to shares subject to a restricted award which has not yet vested or been earned. Unless the Administrator determines otherwise, a certificate or certificates for shares of Common Stock subject to a restricted award shall be issued in the name of the participant (or his beneficiary) and distributed to the participant (or his beneficiary) as soon as practicable after the shares subject to the award (or portion thereof) have vested and been earned. Notwithstanding the foregoing, the Administrator shall have the right to retain custody of certificates evidencing the shares subject to a restricted award and to require the participant to deliver to the Corporation a stock power, endorsed in blank, with respect to such award, until such time as the restricted award vests (or is forfeited).

(d) Nontransferability: Unless the Administrator determines otherwise, restricted awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and the recipient of a restricted award shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the award until the restriction period has expired and until all conditions to vesting have been met.


9.    PERFORMANCE AWARDS

(a) Grant of Performance Awards: Subject to the terms of the Plan, performance awards may be granted to participants upon such terms and conditions and at such times as shall be determined by the Administrator. Such performance awards may be in the form of performance shares and/or performance units. An award of a performance share is a grant of a right to receive shares of Common Stock or the cash value thereof (or a combination thereof) which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the fair market value (as determined in accordance with Section 6(c)(iii) herein) of a share of Common Stock. An award of a performance unit is a grant of a right to receive shares of Common Stock or a designated dollar value amount of Common Stock which is contingent upon the achievement of performance or other objectives during a specified period, and which has an initial value established by the Administrator at the time of grant. Subject to Section 4(a), above, the Administrator shall have complete discretion in determining the number of performance units and/or performance shares granted to any participant. The Administrator shall determine the nature, length and starting date of the period during which a performance award may be earned (the "PERFORMANCE PERIOD"), and shall determine the conditions which must be met in order for a performance award to be granted or to vest or be earned (in whole or in part), which conditions may include but are not limited to specified performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. The Administrator shall determine the performance objectives to be used in valuing performance awards, which performance objectives may vary from participant to participant and between groups of participants and shall be based on such corporate, business unit or division and/or individual performance factors and criteria as the Administrator in its sole discretion may deem appropriate; provided, however, that, with respect to performance awards payable to covered employees which are intended to be eligible for the compensation deduction limitation exception available under Section 162(m) of the Code and related regulations, such performance factors shall be limited to one or more of the following (as determined by the Administrator in its discretion): sales goals, earnings per share, return on equity, return on assets and total return to shareholders. The Administrator shall have sole authority to determine whether and to what degree performance awards have been earned and are payable and to interpret the terms and conditions of performance awards and the provisions herein. The Administrator also shall determine the form and terms of payment of performance awards. The Administrator, in its sole and absolute discretion, may accelerate the date that any performance award granted to a participant shall be deemed to be earned in whole or in part, without any obligation to accelerate such date with respect to other awards granted to any participant.

(b) Form of Payment: Payment of the amount to which a participant shall be entitled upon earning a performance award shall be made in cash, shares of Common Stock, or a combination of cash and shares of Common Stock, as determined by the Administrator in its sole discretion. Payment may be made in a lump sum or in installments  upon  such  terms as  may  be  established  by  the
Administrator.
(c) Forfeiture of Performance Awards: Unless the Administrator determines otherwise, if the employment or service of a participant shall terminate for any reason and the participant has not earned all or part of a performance award pursuant to the terms of the Plan and individual award agreement, such award, to the extent not then earned, shall be forfeited immediately upon such termination and the participant shall have no further rights with respect thereto.

(d) Dividend and Voting Rights; Share Certificates: The Administrator shall have sole discretion to determine whether a participant shall have dividend rights, voting rights, or other rights as a shareholder with respect to shares, if any, which are subject to a performance award prior to the time the performance award has been earned. Unless the Administrator determines otherwise, a certificate or certificates for shares of Common Stock, if any, subject to a performance award shall be issued in the name of the participant (or his beneficiary) and distributed to the participant (or his beneficiary) as soon as practicable after the award has been earned. Notwithstanding the foregoing, the Administrator shall have the right to retain custody of certificates evidencing the shares subject to a performance award and the right to require the participant to deliver to the Corporation a stock power, endorsed in blank, with respect to such award, until such time as the award is earned (or forfeited).

(e) Nontransferability: Unless the Administrator determines otherwise, performance awards which have not been earned shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and the recipient of a performance award shall not sell, transfer, assign, pledge or otherwise encumber any shares subject to the award until the performance period has expired and until the conditions to earning the award have been met.


10.   WITHHOLDING

The Corporation shall withhold all required local, state, federal, foreign and other taxes from any amount payable in cash with respect to an award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Corporation shall require any recipient of an award to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to such an award, by electing (the "ELECTION") to have the Corporation withhold shares of Common Stock from the shares to which the recipient is entitled. The number of shares to be withheld shall have a fair market value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in
accordance   with   election  procedures   established   by   the
Administrator.


11.   DIVIDENDS AND DIVIDEND EQUIVALENTS

The Administrator may, in its sole discretion, provide that the awards granted under the Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a participant's account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of Common Stock or share equivalents.


12.   SECTION 16(b) COMPLIANCE

To  the  extent that any participants in the Plan are subject  to
Section 16(b) of the Exchange Act, it is the general intention of the Corporation that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of the Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.


13.   CODE SECTION 162(m) PERFORMANCE-BASED COMPENSATION

To the extent to which Section 162(m) of the Code is applicable, the Corporation intends that compensation paid under the Plan to covered employees (as such term is defined in Section 162(m) and related regulations) will, to the extent practicable, constitute qualified "performance-based compensation" within the meaning of
Section 162(m) and related regulations, unless otherwise determined by the Administrator. Accordingly, the provisions of the Plan shall be administered and interpreted in a manner consistent with Section 162(m) and related regulations to the extent practicable to do so.


14.   NO RIGHT OR OBLIGATION OF CONTINUED EMPLOYMENT OR SERVICE

Nothing in the Plan shall confer upon the participant any right to continue in the service of the Corporation or a related entity as an employee, director or independent contractor or to interfere in any way with the right of the Corporation or a related entity to terminate the participant's employment or service at any time. Except as otherwise provided in the Plan or an award agreement, awards granted under the Plan to employees of the Corporation or a related entity shall not be affected by any change in the duties or position of the participant, as long as such individual remains an employee of, or in service to, the Corporation or a related entity.


15.   UNFUNDED PLAN; RETIREMENT PLANS

(a) Neither a participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Corporation or any related entity, including, without limitation, any specific funds, assets or other property which the Corporation or any related entity, in their discretion, may set aside in anticipation of a liability under the Plan. A participant shall have only a contractual right to the Common Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Corporation or any related entity. Nothing contained in the Plan shall constitute a guarantee that the assets of such corporations shall be sufficient to pay any benefits to any person.

(b) The amount of any compensation deemed to be received by a participant pursuant to an award shall not constitute compensation with respect to which any other employee benefits of such participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.

(c) The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Corporation or any related entity, nor shall the Plan preclude the Corporation from establishing any other forms of stock incentive or other compensation for employees or service providers of the Corporation or any related entity.


16.   AMENDMENT AND TERMINATION OF THE PLAN

(a) General: The Plan and any award granted under the Plan may be amended or terminated at any time by the Board of Directors of the Corporation; provided, that (i) approval of an amendment to the Plan by the shareholders of the Corporation shall be required to the extent, if any, that shareholder approval of such amendment is required by applicable law, rule or regulation; and
(ii) amendment or termination of an award shall not, without the consent of a recipient of an award, materially adversely affect the rights of the recipient with respect to an outstanding award. Notwithstanding clause (i) of the preceding sentence, except for adjustments made pursuant to Section 4(c), the option price for any outstanding option or base price of any outstanding SAR granted under the Plan may not be decreased after the date of grant, nor may any outstanding option or SAR granted under the Plan be surrendered to the Corporation as consideration for the grant of a new option or SAR with a lower exercise or base price than the original option or SAR, as the case may be, without shareholder approval of any such action.

(b) Adjustment of Awards upon the Occurrence of Certain Unusual or Nonrecurring Events: The Administrator shall have authority to make adjustments to the terms and conditions of awards in recognition of unusual or nonrecurring events affecting the Corporation or any related entity, or the financial statements of the Corporation or any related entity, or of changes in applicable laws, regulations or accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable laws, rules or regulations.
(c) Cash Settlement: Notwithstanding any provision of the Plan, an award or an award agreement to the contrary, the Administrator may cause any award granted under the Plan to be canceled in consideration of an alternative award or cash payment of an equivalent cash value, as determined by the Administrator, made to the holder of such canceled award.


17.   RESTRICTIONS ON AWARDS AND SHARES

The Corporation may impose such restrictions on awards and shares representing awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky or state securities laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities
Act). The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to an award hereunder in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.


18.   CHANGE OF CONTROL

(a) Notwithstanding any other provision of the Plan to the contrary, and unless an individual award agreement provides otherwise, in the event of a change of control (as defined in Section 18(c) herein):

       (i) All options and SARs outstanding as of the date of such change of control shall become fully exercisable, whether or not then otherwise exercisable.

       (ii) Any restrictions including but not limited to the restriction period, performance period and/or performance criteria applicable to any restricted award and any performance award shall be deemed to have been met, and such awards shall become fully vested, earned and payable to the fullest extent of the original grant of the applicable award.

(b) Notwithstanding the foregoing, in the event of a merger, share exchange, reorganization or other business combination affecting the Corporation or a related entity, the Administrator may, in its sole and absolute discretion, determine that any or all awards granted pursuant to the Plan shall not vest or become exercisable on an accelerated basis, if the Corporation or the surviving or acquiring corporation, as the case may be, shall have taken such action, including but not limited to the assumption of awards granted under the Plan or the grant of substitute awards (in either case, with substantially similar terms or equivalent economic benefits as awards granted under the
Plan), as in the opinion of the Administrator is equitable or appropriate to protect the rights and interests of participants under the Plan. For the purposes herein, if the Committee is acting as the Administrator authorized to make the determinations provided for in this Section 18(b), the Committee shall be appointed by the Board of Directors, two-thirds of the members of which shall have been directors of the Corporation prior to the merger, share exchange, reorganization or other business combinations affecting the Corporation or a related entity.

(c) For the purposes herein, a "CHANGE OF CONTROL" shall be deemed to have occurred on the earliest of the following dates:

       (i) The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, fifty-one percent (51%) or more of the outstanding Common Stock of the Corporation;

       (ii) The date the shareholders of the Corporation approve a definitive agreement (A) to merge or consolidate the Corporation with or into another corporation or other business entity (each, a "corporation"), in which the Corporation is not the continuing or surviving corporation or pursuant to which any shares of Common Stock of the Corporation would be converted into cash, securities or other property of another corporation, other than a merger or consolidation of the Corporation in which holders of Common Stock immediately prior to the merger or consolidation have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger as immediately before, or (B) to sell or otherwise dispose of all or substantially all the assets of the Corporation; or

      (iii) The date there shall have been a change in a majority of the Board of Directors of the Corporation within a 12-month period unless the nomination for election by the Corporation's shareholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the 12-month period.
(For   purposes  herein,  the  term  "PERSON"  shall   mean   any
individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Corporation, a
subsidiary  of  the Corporation or any          employee  benefit
plan(s) sponsored or maintained by the Corporation or any subsidiary thereof, and the term "BENEFICIAL OWNER" shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)


19.   APPLICABLE LAW

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions of any state.


20.   SHAREHOLDER APPROVAL

The Plan is subject to approval by the shareholders of the Corporation. Awards granted prior to such shareholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such shareholders on or before such date.


21.   DEFERRALS

The  Administrator may permit or require a participant  to  defer receipt  of  the  delivery of shares of  Common  Stock  or  other benefit that would otherwise be due pursuant to the exercise, vesting or earning of an award. If any such deferral is required or permitted, the Administrator shall, in its discretion, establish rules and procedures for such deferrals.


22.   BENEFICIARY DESIGNATION

The Administrator may permit a participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of awards (if any) to which the participant is otherwise entitled in the event of death. In the absence of such designation by a participant, and in the event of the participant's death, the estate of the participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have sole discretion to approve and interpret the form or forms of such beneficiary designation.


23.   GENDER AND NUMBER

Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.


24.   SUCCESSORS AND ASSIGNS

The Plan shall be binding upon the Corporation, its successors and assigns, and participants, their executors, administrators and permitted transferees and beneficiaries.


25.   SEVERABILITY

If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.


26.   CERTAIN DEFINITIONS

In addition to other terms defined in the Plan, the following terms shall have the meaning indicated:

       (a) "AWARD AGREEMENT" means any written agreement or agreements between the Corporation and the recipient of an award pursuant to the Plan relating to the terms, conditions and restrictions of an award conferred herein. Such award agreement may also state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares subject to an award, as may be established by the Administrator.

       (b)   "COVERED EMPLOYEE" shall have the meaning given  the
term   in   Section  162(m)  of  the  Code  and  the  regulations
thereunder.

       (c) "DISABILITY" shall have the meaning ascribed to the term in any employment agreement, consulting agreement or other similar agreement, if any, to which the participant is a party, or, if no such agreement applies, "disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months.

      (d) "DISPLACEMENT" shall have the meaning ascribed to the term in any employment agreement, consulting agreement or other similar agreement, if any, to which the participant is a party, or, if no such agreement applies, "displacement" shall mean the termination of the participant's employment or service due to the elimination of the participant's job or position without fault on the part of the participant.

       (e) "PARENT" or "PARENT CORPORATION" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each corporation other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in the chain.

       (f) "PREDECESSOR" or "PREDECESSOR CORPORATION" means a corporation which was a party to a transaction described in
Section 424(a) of the Code (or which would be so described if a substitution or assumption under Section 424(a) had occurred) with the Corporation, or a corporation which is a parent or subsidiary of the Corporation, or a predecessor of any such corporation.

      (g) "RELATED CORPORATION" means any parent, subsidiary or predecessor of the Corporation, and "related entity" means any related corporation or any other business entity which is an affiliate controlled by the Corporation; provided, however, that the term "related entity" shall be construed in a manner in accordance with the registration provisions under applicable federal securities laws.

       (h) "RESTRICTED STOCK" shall mean shares of Common Stock which are subject to restricted awards payable in shares, the vesting of which is subject to restrictions set forth in the Plan and the applicable award agreement.

       (i) "RETIREMENT" shall have the meaning ascribed in any employment agreement, consulting agreement or other similar agreement, if any, to which the participant is a party, or, if no such agreement applies, "retirement" shall mean retirement in accordance with the retirement policies and procedures established by the Corporation.

       (j) "SUBSIDIARY" or "SUBSIDIARY CORPORATION" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each corporation other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in the chain.



                                                       APPENDIX B

                       MICRONETICS, INC.

                    AUDIT COMMITTEE CHARTER


Purpose of Committee

     The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Micronetics, Inc. (the
"Company") is to:

  (a) assist the Board in its oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, (iv) the performance of the Company's internal audit function and independent auditors, and (v) the Company's management of market, credit, liquidity and other financial and operational risks; and

  (b) prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Company's annual proxy statement.


Committee Membership

     The Committee shall consist of no fewer than two members of the Board. The members of the Committee shall each have been determined by the Board to be "independent", as applicable, under the Sarbanes-Oxley Act of 2002 (the "2002 Act"). The Board shall also determine that each member is "financially literate" and shall endeavor to have at least one member who has "accounting or related financial management expertise," in each case as such qualifications are defined by, to the extent required by, the applicable SEC rules, that at least one member of the Committee is an "audit committee financial expert" as defined by the SEC (or if no member is an "audit committee financial expert", explaining the reason for not having an audit committee financial expert on the Committee). No director may serve as a member of the Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to serve effectively on the Committee, and discloses this determination in the Company's annual proxy statement. No member of the Committee may receive any compensation from the Company other than (i) director's fees, which may be received in cash, common stock, equity-based awards or other in-kind consideration ordinarily available to directors;
(ii) a pension or other deferred compensation for prior service that is not contingent on future service; and (iii) any other regular benefits that other directors receive.

     Members shall be appointed by the Board and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.


Committee Structure and Operations

     The Board shall designate one member of the Committee as its chairperson. The Committee shall meet at least once during each fiscal quarter, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson.

    The Committee may invite such members of management and other persons to its meetings as it may deem desirable or appropriate. The Committee shall report regularly to the Board summarizing the Committee's actions and any significant issues considered by the Committee.


Committee Duties and Responsibilities

      The  following are the duties and responsibilities  of  the
Committee:

1. To meet with the independent auditors and the Company's management and such other personnel as it deems appropriate and discuss such matters as it considers appropriate, including the matters referred to below. The Committee should meet separately with the independent auditors and the Company's management, periodically.

2. To decide whether to appoint, retain or terminate the Company's independent auditors, including sole authority to approve all audit engagement fees and terms and to pre-approve all audit and non-audit services to be provided by the independent auditors. The Committee shall monitor and evaluate the auditors' qualifications, performance and independence on an ongoing basis, and shall be directly responsible for overseeing the work of the independent auditors (including resolving disagreements between management and the auditors regarding financial reporting). In conducting such evaluations, the Committee shall:

  - At least annually, obtain and review a report by the independent auditors describing: the auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and the Company (including information the Company determines is required to be disclosed in the Company's proxy statement as to services for audit and non-audit services provided to the Company and those disclosures required by Independence Standards Board Standard No. 1, as it may be modified or supplemented).

  - Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity or independence of the independent auditors.

  -    Take into account the opinions of management.

     The Committee shall present its conclusions with respect to the independent auditors to the Board for its information at least annually.

3. To obtain from management in connection with any audit a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices to be used, which report will be reviewed and concurred with by the independent auditors, and to obtain from the independent auditors any material written communications between the independent auditors and management, such as any "management" letter or schedule of unadjusted differences.

4. To discuss with management and the independent auditors the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and to discuss with the Company's Chief Executive Officer and Chief Financial Officer their certifications to be provided pursuant to Sections 302 and 906 of the 2002 Act, including whether the financial statements fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company as of and for the periods presented and whether any significant deficiencies exist in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data, any material weaknesses exist in internal controls, or any fraud has occurred, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls. The Committee shall discuss, as applicable: (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

5.   To  discuss  with the independent auditors on  at  least  an annual  basis  the  matters  required  to  be  discussed  by
     Statement of Accounting Standards No. 61, as it may be modified or supplemented, as well as any problems or difficulties the auditors encountered in the course of the audit work, including any restrictions on the scope of the independent auditors' activities or access to requested information, and any significant disagreements with management. Among the items the Committee will consider discussing with the independent auditors are: any accounting adjustments that were noted or proposed by the independent auditors but were "passed" (as immaterial or otherwise); and any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company.

6.   To   discuss  with  management  and,  as  appropriate,   the
     independent auditors periodically, normally on at least an annual basis:

  - The independent auditors' annual audit scope, risk assessment and plan.

  - The form of independent auditors' report on the annual financial statements and matters related to the conduct of the audit under generally accepted auditing standards.

  - Comments by the independent auditors on internal controls and significant findings and recommendations resulting from the audit.

7. To establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

8. To discuss with management periodically, normally on at least an annual basis, management's assessment of the Company's market, credit, liquidity and other financial and operational risks, and the guidelines, policies and processes for managing such risks.

9. To discuss with the Company's management and Company's lawyer, if it so desires, any significant legal, compliance or regulatory matters that may have a material impact on the Company's business, financial statements or compliance policies.

10. To obtain assurance from the independent auditors that the audit of the Company's financial statements was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under that Act.

11. To produce the reports described under "Committee Reports" below.

12. To discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.


Committee Reports

      The Committee shall produce the following reports and provide them to the Board:

1.   Any   report,   including  any  recommendation,   or   other
     disclosures  required  to  be  prepared  by  the   Committee
     pursuant to the rules of the SEC for inclusion in the Company's annual proxy statement.

2. An annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also include a review of the adequacy of this charter and shall recommend to the Board any revisions the Committee deems necessary or desirable, although the Board shall have the sole authority to amend this charter. The performance evaluation shall be conducted in such manner as the Committee deems appropriate.


Delegation to Subcommittee

     The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee. The Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Committee at its next scheduled meeting.


Resources and Authority of the Committee

      The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts, as it deems appropriate, without seeking approval of the Board or management.




                                                       APPENDIX C


                              PROXY

                       MICRONETICS, INC.
                       26 Hampshire Drive
                       Hudson, NH  03051


     The undersigned, revoking all proxies, hereby appoints David Siegel and Emanuel Kramer and each of them, proxies with power of substitution to each, for and in the name of the undersigned to vote all shares of Common Stock of Micronetics, Inc. (the "Company") which the undersigned would be entitled to vote if present at the Annual Meeting of Shareholders of the Company to be held on October 22, 2003, at 11:00 A.M. at the offices of Kalin & Associates, P.C., 494 Eighth Avenue, Suite 800, New York, NY 10001 and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.

     The undersigned acknowledges receipt of the Notice of Annual
Meeting, Proxy Statement and the Company's 2003 Annual Report.


A.   ELECTION OF DIRECTORS

      1.    THE  BOARD  OF DIRECTORS RECOMMENDS A  VOTE  FOR  ALL
DIRECTOR NOMINEES.
                                     FOR         WITHHOLD

          01   David Siegel         [   ]         [   ]

          02   Emanuel Kramer       [   ]         [   ]

          03   David Robbins        [   ]         [   ]


B.   ISSUES

     2.    APPROVAL  OF  THE  ADOPTION  OF  THE  2003  STOCK
          INCENTIVE PLAN.

           [     ]  FOR        [     ] AGAINST    [     ]  ABSTAIN

     3.    RATIFICATION OF THE APPOINTMENT OF GOLDSTEIN GOLUB
          KESSLER  LLP AS THE COMPANY'S INDEPENDENT AUDITORS  FOR
          THE COMPANY'S FISCAL YEAR ENDING MARCH 31, 2004.

           [     ]  FOR        [     ] AGAINST    [     ]  ABSTAIN

     4.    IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY
          PROPERLY COME BEFORE THE MEETING.

           [     ]  FOR        [     ] AGAINST    [     ]  ABSTAIN


      PLEASE  SIGN  ON  THE REVERSE SIDE AND  RETURN  THIS  PROXY
PROMPTLY IN THE ENCLOSED ENVELOPE.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
and when properly executed will be voted as directed herein.   If
no direction is given, this Proxy will be voted FOR Proposals 1, 2, 3 and 4.


Date:                       , 2003
      ----------------------


----------------------------
(Signature)


----------------------------
(Signature, if held jointly)


Where stock is registered in the names
of two or more persons ALL should sign.
Signature(s) should correspond exactly
with the name(s) as shown above. Please sign, date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.


     Requests for copies of proxy materials, the Company's Annual Report for its fiscal year ended March 31, 2003 on Form 10-KSB should be addressed to Shareholder Relations, Micronetics, Inc., 26 Hampshire Drive, Hudson, NH 03051. This material will be furnished without charge to any shareholder requesting it.